                                                                  EXHIBIT (B)(2)



                       FIRST AMENDMENT TO CREDIT AGREEMENT



     FIRST AMENDMENT (this "Amendment"), dated as of July 30, 1997 among the entities listed on the signature pages hereto (each a "Borrower" and collectively the "Borrowers") and DEUTSCHE BANK AG, NEW YORK BRANCH (together with its successors and assigns, the "Bank"; all capitalized terms used herein and not otherwise defined shall have the respective meanings provided in the Credit Agreement referred to below.

                              W I T N E S S E T H:

     WHEREAS, the Borrowers and the Bank are parties to a Credit Agreement, dated as of May 22, 1996 (the "Credit Agreement");

     WHEREAS, the Borrowers and the Bank wish to amend the Credit Agreement as herein provided;


     NOW, THEREFORE, it is agreed:

     1. The definition of "Expiry Date" is hereby deleted in its entirety and replaced with the following:

     "Expiry Date" shall mean October 28, 1997

     2. In order to induce the Bank to enter into this Agreement (a) each Borrower hereby makes each of the representatives, warranties and agreements contained in Section 5 of the Credit Agreement on the Amendment Date, after giving effect to this Amendment and (b) represents that no Default or Event of Default exists or shall exist after giving effect to this Amendment.

     3. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any provision of either the Credit Agreement or any other Credit Documents.

     4. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrowers and the Bank.


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     5. This Amendment and the rights and obligations of the parties hereunder shall be construed in accordance with and governed by the laws of the State of New York.

     6. This Amendment shall become effective on the date (the "Amendment Date") when the Borrowers and the Bank shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of telecopier) the same to the Bank at its Notice Office.


     IN WITNESS WHEREOF, the parties hereto have caused their duly authorized officers to execute and deliver this Amendment as of the date first above written.

Address:                                                   SIERRA PRIME INCOME FUND
Sierra Prime Income Fund
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
Short Term High Quality Bond Fund                          SHORT TERM HIGH QUALITY BOND
9301 Corbin Avenue, Suite 333                              FUND
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
Short Term Global Government Fund                          SHORT TERM GLOBAL GOVERNMENT
9301 Corbin Avenue, Suite 333                              FUND
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President



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

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
U.S. Government Fund                                       U.S. GOVERNMENT FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
Corporate Income Fund                                      CORPORATE INCOME FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
California Municipal Fund                                  CALIFORNIA MUNICIPAL FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
Florida Insured Municipal Fund                             FLORIDA INSURED MUNICIPAL FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President



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



Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
California Insured Intermediate Municipal                  CALIFORNIA INSURED INTERMEDIATE
Fund                                                       MUNICIPAL FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
National Municipal Fund                                    NATIONAL MUNICIPAL FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
Growth & Income Fund                                       GROWTH & INCOME FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
Growth Fund                                                GROWTH FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President



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

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
Emerging Growth Fund                                       EMERGING GROWTH FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

Address:                                                   SIERRA TRUST FUNDS, ON BEHALF OF
International Growth Fund                                  INTERNATIONAL GROWTH FUND
9301 Corbin Avenue, Suite 333
Northridge, CA  91324
Telephone: 818-725-0228                                    /s/ Keith Pipes
Telecopier: 818-725-0269                                   --------------------------------
Attn:        Keith B. Pipes                                Name:  Keith Pipes
    Chief Financial Officer                                Title:  Executive Vice President

                                                           DEUTSCHE BANK AG NEW YORK
                                                           BRANCH



                                                           /s/ Aaron H. Dorr
                                                           --------------------------------
                                                           By:  Aaron H. Dorr
                                                           Title: Assistant Vice President


                                                           /s/ Antou Rodulian
                                                           --------------------------------
                                                           By:
                                                           Title:






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